                                                                   EXHIBIT 99.01

                      First USA Credit Card Master Trust
                   Trust Performance by Series - March 2001
                            Excess Spread Analysis

-----------------------------------------------------------------------------------------------------------------------
Series                                       1994-4       1994-6        1994-8       1995-2       1996-2       1996-4
Deal Size                                    $870MM       $898MM        $602MM       $795MM       $723MM       $602MM
Expected Maturity                          11/15/01      1/15/02      11/15/01      3/15/02      6/10/03      8/10/06
-----------------------------------------------------------------------------------------------------------------------

Yield                                        19.06%       19.06%        19.07%       19.06%       19.06%       19.06%
Less:      Coupon                             5.55%        5.54%         5.64%        5.48%        5.50%        5.55%
           Servicing Fee                      1.50%        1.50%         1.50%        1.50%        1.50%        1.50%
           Net Credit Losses                  5.96%        5.96%         5.96%        5.96%        5.96%        5.96%
Excess Spread:
           March-01                           6.05%        6.07%         5.97%        6.12%        6.10%        6.05%
           February-01                        2.78%        2.79%         3.10%        2.91%        2.93%        2.89%
           January-01                         4.97%        4.97%         4.37%        5.08%        5.10%        5.07%
Three Month Average Excess Spread             4.60%        4.61%         4.48%        4.70%        4.71%        4.67%

Delinquency:
           30 to 59 Days                      1.33%        1.33%         1.33%        1.33%        1.33%        1.33%
           60 to 89 Days                      0.93%        0.93%         0.93%        0.93%        0.93%        0.93%
           90 + Days                          1.95%        1.95%         1.95%        1.95%        1.95%        1.95%
           Total                              4.21%        4.21%         4.21%        4.21%        4.21%        4.21%

Payment Rate                                 14.72%       14.72%        14.72%       14.72%       14.72%       14.72%

------------------------------------------------------------------------------------------------------------------------
Series                                       1996-6       1996-8        1997-1       1997-2       1997-3       1997-4
Deal Size                                  $1,039MM       $482MM        $904MM       $602MM       $602MM       $602MM
Expected Maturity                          11/10/03      1/10/04       2/17/04      5/17/04      6/17/02      6/17/07
------------------------------------------------------------------------------------------------------------------------

Yield                                        19.06%       19.06%        19.06%       19.06%       19.06%       19.06%
Less:      Coupon                             5.47%        5.44%         5.24%        5.27%        5.24%        5.36%
           Servicing Fee                      1.50%        1.50%         1.50%        1.50%        1.50%        1.50%
           Net Credit Losses                  5.96%        5.96%         5.96%        5.96%        5.96%        5.96%
Excess Spread:
           March-01                           6.13%        6.16%         6.36%        6.33%        6.36%        6.24%
           February-01                        2.96%        2.98%         3.00%        2.97%        3.00%        2.89%
           January-01                         5.14%        5.17%         5.19%        5.17%        5.20%        5.08%
Three Month Average Excess Spread             4.75%        4.77%         4.85%        4.82%        4.85%        4.74%

Delinquency:
           30 to 59 Days                      1.33%        1.33%         1.33%        1.33%        1.33%        1.33%
           60 to 89 Days                      0.93%        0.93%         0.93%        0.93%        0.93%        0.93%
           90 + Days                          1.95%        1.95%         1.95%        1.95%        1.95%        1.95%
           Total                              4.21%        4.21%         4.21%        4.21%        4.21%        4.21%

Payment Rate                                 14.72%       14.72%        14.72%       14.72%       14.72%       14.72%
------------------------------------------------------------------------------------------------------------------------

                         First USA Credit Card Master
                   Trust Performance by Series - March 2001
                            Excess Spread Analysis

-------------------------------------------------------------------------------------------------------------
Series                                     1997-5    1997-6  (1)     1997-7     1997-8      1997-9     1998-1
Deal Size                                  $783MM       $1,566MM     $602MM     $939MM      $602MM     $843MM
Expected Maturity                         8/17/04        7/17/02    9/17/04    9/17/07    10/17/04    5/18/03
--------------------------------------------------------------------------------------------------------------

Yield                                       19.06%       20.56%     19.06%     19.06%      19.06%     19.06%
Less:      Coupon                            5.38%        6.50%      5.25%      5.30%       5.22%      5.28%
           Servicing Fee                     1.50%        1.50%      1.50%      1.50%       1.50%      1.50%
           Net Credit Losses                 5.96%        5.96%      5.96%      5.96%       5.96%      5.96%
Excess Spread:
           March-01                          6.22%        6.60%      6.35%      6.30%       6.38%      6.32%
           February-01                       2.91%        3.63%      3.00%      2.94%       3.02%      3.02%
           January-01                        5.13%        4.48%      5.19%      5.13%       5.21%      5.22%
Three Month Average Excess Spread            4.75%        4.91%      4.85%      4.79%       4.87%      4.85%

Delinquency:
           30 to 59 Days                     1.33%        1.33%      1.33%      1.33%       1.33%      1.33%
           60 to 89 Days                     0.93%        0.93%      0.93%      0.93%       0.93%      0.93%
           90 + Days                         1.95%        1.95%      1.95%      1.95%       1.95%      1.95%
           Total                             4.21%        4.21%      4.21%      4.21%       4.21%      4.21%

Payment Rate                                14.72%       14.72%     14.72%     14.72%      14.72%     14.72%

--------------------------------------------------------------------------------------------------------------
Series                                     1998-3       1998-4     1998-5     1998-6      1998-7     1998-8
Deal Size                                  $964MM       $843MM     $783MM     $964MM      $904MM     $602MM
Expected Maturity                         6/18/01      7/18/05    8/18/03    8/18/08     8/18/01    9/18/05
--------------------------------------------------------------------------------------------------------------

Yield                                       19.06%       19.06%     19.06%     19.06%      19.06%     19.06%
Less:      Coupon                            5.16%        5.23%      5.21%      5.32%       5.22%      5.30%
           Servicing Fee                     1.50%        1.50%      1.50%      1.50%       1.50%      1.50%
           Net Credit Losses                 5.96%        5.96%      5.96%      5.96%       5.96%      5.96%
Excess Spread:
           March-01                          6.44%        6.38%      6.39%      6.28%       6.38%      6.30%
           February-01                       3.08%        3.02%      3.03%      2.97%       3.02%      2.94%
           January-01                        5.25%        5.19%      5.20%      5.17%       5.20%      5.12%
Three Month Average Excess Spread            4.92%        4.86%      4.88%      4.81%       4.87%      4.79%

Delinquency:
           30 to 59 Days                     1.33%        1.33%      1.33%      1.33%       1.33%      1.33%
           60 to 89 Days                     0.93%        0.93%      0.93%      0.93%       0.93%      0.93%
           90 + Days                         1.95%        1.95%      1.95%      1.95%       1.95%      1.95%
           Total                             4.21%        4.21%      4.21%      4.21%       4.21%      4.21%

Payment Rate                                14.72%       14.72%     14.72%     14.72%      14.72%     14.72%
--------------------------------------------------------------------------------------------------------------
(1)  Includes effect of Series 1997-6 Net SWAP Receipts or Payments.

                         USA Credit Card Master Trust
                   Trust Performance by Series - March 2001
                            Excess Spread Analysis

---------------------------------------------------------------------------------------------------------
Series                                     1998-9     1999-1     1999-2     1999-3     1999-4     2001-1
Deal Size                                  $747MM   $1,205MM     $602MM     $833MM     $595MM     $893MM
Expected Maturity                         1/20/04    2/19/04    2/21/06    4/19/04    5/20/02    1/19/06
---------------------------------------------------------------------------------------------------------

Yield                                      19.06%     19.06%     19.06%     19.06%     19.06%     19.06%
Less:      Coupon                           5.35%      5.34%      5.40%      5.34%      5.21%      5.31%
           Servicing Fee                    1.50%      1.50%      1.50%      1.50%      1.50%      1.50%
           Net Credit Losses                5.96%      5.96%      5.96%      5.96%      5.96%      5.96%
Excess Spread:
           March-01                         6.24%      6.26%      6.20%      6.26%      6.39%      6.30%
           February-01                      3.42%      2.95%      2.89%      2.96%      3.03%      2.94%
           January-01                       5.90%      5.16%      5.10%      5.16%      5.21%      5.32%
Three Month Average Excess Spread           5.19%      4.79%      4.73%      4.79%      4.87%      4.85%

Delinquency:
           30 to 59 Days                    1.33%      1.33%      1.33%      1.33%      1.33%      1.33%
           60 to 89 Days                    0.93%      0.93%      0.93%      0.93%      0.93%      0.93%
           90 + Days                        1.95%      1.95%      1.95%      1.95%      1.95%      1.95%
           Total                            4.21%      4.21%      4.21%      4.21%      4.21%      4.21%

Payment Rate                               14.72%     14.72%     14.72%     14.72%     14.72%     14.72%

------------------------------------------------------------


Series                                     2001-2     2001-3
Deal Size                                 $1488MM     $750MM
Expected Maturity                         3/19/04    3/20/06
-------------------------------------------------------------


Yield                                      19.06%     19.06%
Less:      Coupon                           5.25%      5.30%
           Servicing Fee                    1.50%      1.50%
           Net Credit Losses                5.96%      5.96%
Excess Spread:
           March-01                         6.35%      6.30%
           February-01                      2.99%      2.94%
           January-01                       5.17%      5.12%
Three Month Average Excess Spread           4.84%      4.79%

Delinquency:
           30 to 59 Days                    1.33%      1.33%
           60 to 89 Days                    0.93%      0.93%
           90 + Days                        1.95%      1.95%
           Total                            4.21%      4.21%

Payment Rate                               14.72%     14.72%
---------------------------------------------------------------------------------------------------------